Retirement Class HNACX
Institutional Class HACAX
Administrative Class HRCAX
Investor Class HCAIX

Harbor Capital Appreciation Fund

Supplement to Summary Prospectus dated March 1, 2022
January 3, 2023
We are sad to report that Spiros “Sig” Segalas passed away on January 2, 2023. Mr. Segalas was one of the founders of Jennison Associates LLC, the Fund’s subadviser, and a long-time portfolio manager to Harbor Capital Appreciation Fund (the “Fund”). Effective immediately, all references to Mr. Segalas in this Summary Prospectus are hereby removed. The Fund continues to be managed using a team approach by the remaining portfolio managers.
We thank Mr. Segalas for his dedicated service to the Fund and its shareholders over the past 32 years.
Investors Should Retain This Supplement For Future Reference
S0123.SP.HCAF